UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported)  February 3, 2009



                          GALLERY OF HISTORY, INC.
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            (Exact name of registrant as specified in its charter)


             Nevada                 0-13757                     88-0176525
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(State or Other Jurisdiction     (Commission                (I.R.S. Employer
      of Incorporation)          File Number)              Identification No.)


                          3601 West Sahara Avenue
                      Las Vegas, Nevada 89102-5822
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              (Address of Principal Executive Office) (Zip Code)


                               (702) 364-1000
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             (Registrant's telephone number, including area code)


                               Not Applicable
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        (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))






               Section 1 - Registrant's Business and Operations.


Item 1.02. Termination of a Material Definitive Agreement.


On February 3, 2009, the Company terminated Don A. Prince's employment with the Company, pursuant to the terms of that certain letter agreement, dated April 16, 2007, pursuant to which Mr. Prince was employed on at at-will basis in a non-executive officer capacity, as the Company's Vice President of Sales. The letter agreement provided that upon termination, no severance or other form of compensation would be due Mr. Prince. In addition, in accordance with the terms of the letter agreement, the 50,000 options previously granted to Mr. Prince on April 16, 2007, expired upon the date of termination.





                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.





                                         GALLERY OF HISTORY, INC.

Date: February 4, 2009                   By:  /s/ TODD AXELROD
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                                              Todd Axelrod,
                                              Chief Executive Officer